UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K/A
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2014

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the InsPro Technologies Corporation Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 20, 2014 (the “Form 8-K”), amends and restates the Form 8-K in its entirety as follows.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2014, InsPro Technologies Corporation (the “Company) filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective upon filing and increases the number of authorized shares of common stock from 300,000,000 to 400,000,000.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 19, 2014.

The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 10, 2014, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:
Nominee	For	Withheld
Donald R. Caldwell	116,510,593	175,689
Brian Adamsky	116,478,653	175,689
Michael Azeez	116,510,592	143,750
John Harrison	116,088,206	566,136
Kenneth Harvey	116,510,192	144,150
Alan Krigstein	116,510,592	143,750
Robert J. Oakes	116,508,292	146,050
Sanford Rich	116,508,292	145,050
L.J. Rowell	116,510,292	144,050
Paul Soltoff	116,088,406	565,936
Anthony R. Verdi	116,508,292	146,050
Edmond J. Walters	116,088,106	566,236

  Ratification of the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014.

For	Against	Abstain
132,620,420	16,715	801

  Stockholders vote on the following resolution. “RESOLVED, that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 300,000,000 shares to 400,000,000”.

For	Against	Abstain
124,866,081	7,248,720	523,135

There were 15,983,594 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposals to ratify the appointment of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of D’Arelli Pruzansky, P.A. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014; and (iii) the resolution that InsPro Technologies Corporation’s stockholders approve an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 300,000,000 shares to 400,000,000; were each adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 21, 2014	By:	/s/ Anthony R. Verdi

Name:	Anthony R. Verdi
Title:	Principal Executive Officer, Chief
Financial Officer and Chief Operating
Officer